UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              AQUACELL WATER, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                                        86-0675195
------------------------------                 ---------------------------------
   (State of Incorporation                     (IRS Employer Identification No.)
       or organization)


           10410 Trademark Street, Rancho Cucamonga, CA         91730
          ----------------------------------------------     ----------
              (Address of Principal Executive Offices)       (Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box |X|

Securities Act registration statement file number to which this form relates:___ (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock par value $.001
                         ------------------------------
                                (Title of Class)

ITEM 1. Description of Registrant's Securities to be Registered

     The registrant incorporates by reference the description of its Common Stock set forth in its filing under File No. 000-51723 filed with the principal office on Form 10-SB.


ITEM 2. Exhibits

     The registrant incorporates by reference the exhibit of the Certificate of Incorporation filed under File No. 000-51723 filed with the principal of the Form 10-SB.

     (4) Specimen Stock Certificate



                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                            AQUACELL WATER, INC.

Date: March 8, 2006                         By: /s/ James C. Witham
                                            ------------------------------------
                                                    James C. Witham
						    Chief Executive Officer